Exhibit 4.2

FORM OF GLOBAL NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 539473AG3
ISIN No. US539473AG31

LLOYDS TSB BANK plc

4.875% SENIOR NOTE DUE JANUARY 21, 2016

Guaranteed by
LLOYDS BANKING GROUP plc

No. 1	$500,000,000

LLOYDS TSB BANK plc (herein called the “Company,” which term includes any successor person under the Indenture (as defined on the reverse hereof)), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $500,000,000 (five hundred million dollars) on January 21, 2016 or on such earlier date as the principal hereof may become due in accordance with the terms hereof and to pay interest thereon semi-annually in arrears on January 21 and July 21 of each year, commencing July 21, 2011, and ending on January 21, 2016 (each, a “Payment Date”). Interest so payable on any Payment Date shall be paid to the holder in whose name this Note is registered on the sixth day of each January and July (each a “Regular Record

Date”),  commencing July 6, 2011.  Any interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date is herein called “Default Interest”. Default Interest shall cease to be payable to the registered holder on the relevant Regular Record Date by virtue then of having been such holder, and such Default Interest may be paid by the Company, at its election in each case, as provided in clause (x) or (y) below: (x) the Company may elect to make payment of any Default Interest to registered holders at the close of business on a Special Record Date (a “Special Record Date”) for the payment of such Default Interest, such Special Record Date to be fixed in accordance with Section 3.07(a) of the Indenture or, (y) the Company may make payment of any Default Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment, such manner of payment shall be deemed practicable by the Trustee.

Interest shall accrue on this Senior Note from day to day from the date of issuance hereof or from the most recent Payment Date at the rate of 4.875% per annum, until the principal amount hereof is paid or made available for payment.

Payments of interest on this Senior Note shall be computed on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed in such period.

Payment of the principal amount of (and premium, if any), and any interest on, this Senior Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Such payment shall be made to the Holder including through a Paying Agent of the Company outside the United Kingdom for collection by the Holder.  If the date for payment of the principal amount hereof (and premium, if any) or interest thereon is not a Business Day, then (subject as provided in the Indenture) such payment shall be made on the next succeeding Business Day with the same force and effect as if made on such date for payment and without any interest or other payment in respect of such delay.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner of such Senior Note for the purpose of receiving payment of principal and interest, if any, on such Senior Note and for all other purposes whatsoever, whether or not such Senior Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

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Reference is hereby made to the further provisions of this Senior Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this Senior Note to be duly executed.

Dated: January 21, 2011

Executed by LLOYDS TSB BANK PLC at

By:
Name:
Title: Authorized Signatory

Name:
Title: Authorized Signatory

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GUARANTEE OF LLOYDS BANKING GROUP plc

LLOYDS BANKING GROUP plc (herein called the “Guarantor,” which term includes any successor person under the Indenture (as defined on the reverse hereof)) hereby unconditionally guarantees (the “Guarantee”) to each holder of this Senior Debt Security the due and punctual payment of the principal of, any premium and interest on, and any Additional Amounts with respect to such Senior Debt Security and the due and punctual payment of the sinking fund payments (if any) provided for pursuant to the terms of such Senior Debt Security and any and all amounts under the Indenture (including but not limited to, the fees, expenses and indemnities of the Trustee), when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Senior Debt Security and of the Indenture.  In case of the failure of the Company punctually to pay any such principal, premium, interest, Additional Amounts or sinking fund payment and any and all amounts under the Indenture, (including but not limited to, the fees, expenses and indemnities of the Trustee) the Guarantor hereby agrees to pay, or cause any such payment to be made, punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Company in accordance with the terms of such Senior Debt Security and of the Indenture.

Unless otherwise defined herein, all terms used in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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IN WITNESS WHEREOF, the Guarantor has caused this guarantee to be duly executed.

Dated: January 21, 2011

Executed by LLOYDS BANKING GROUP PLC at

By:
Name:
Title: Authorized Signatory

Name:
Title: Authorized Signatory

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CERTIFICATE OF AUTHENTICATION

This is one of the Senior Notes of the series designated herein referred to in the within-mentioned Indenture.

Dated: January 21, 2011

THE BANK OF NEW YORK MELLON as Trustee

By:
Authorized Signatory

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This Senior Note is one of a duly authorized issue of securities of the Company (herein called the “Senior Notes”) issued and to be issued in one or more series under an Indenture, dated as of January 21, 2011 (herein called the “Indenture”), among the Company, as issuer, the Guarantor, as guarantor, and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Senior Notes and of the terms upon which the Senior Notes are, and are to be, authenticated and delivered.

This Senior Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $2,250,000,000.  The Company may, without the consent of the holders of the Senior Notes, issue additional Senior Notes having the same ranking and interest rate, maturity date, redemption terms and other terms as the Senior Notes except for the price to the public and issue date, provided that such further notes must be issued with no more than a de minimis original issue discount for U.S. federal income tax purposes or constitute a “qualified reopening” for U.S. federal income tax purposes.  Any such Senior Notes, together with this Note, will constitute a single series of securities under the Indenture.  The Senior Notes will initially be issued in the form of one or more global Senior Notes (each, a “Global Senior Note”).  Except as provided in the Indenture, a Global Senior Note shall not be exchangeable for one or more definitive Senior Notes.

The Senior Notes of this series will constitute unsecured and unsubordinated obligations of the Company and the Guarantor, as described herein, and will rank pari passu without any preference among themselves.

If an Event of Default with respect to the Senior Notes of this series shall have occurred and be continuing, the Trustee or the Holder or Holders of not less than 25% in aggregate principal amount of the Outstanding Senior Notes of this series may declare the principal amount of, and any accrued interest on, all the Senior Notes to be due and payable immediately, in the manner, with the effect and subject to the conditions provided in the Indenture.

If an Event of Default with respect to the Senior Notes of this series shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of Holders of Senior Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power

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granted thereon, or to enforce any other proper remedy, including the institution of proceedings in England or Scotland (but not elsewhere) for the winding up of the Company or the Guarantor, respectively.

By acceptance of the Senior Notes of this series, the Holder will be deemed to have waived any right of set-off or counterclaim with respect to such Senior Notes that they might otherwise have against the Company or the Guarantor, whether before or during a winding-up of the Company or the Guarantor.

Subject to the provisions of this paragraph, all amounts of principal and interest on any Senior Notes of this Series will be paid by the Company without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholding now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law.  If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholdings shall at any time be required by the Taxing Jurisdiction, the Company will pay such additional amounts of, or in respect of, the principal amount of, premium, if any, and interest on, the Senior Notes of this series (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders after such deduction or withholding shall equal the respective amounts of principal, premium, if any, and interest which would have been payable in respect of such Senior Notes had no such deduction or withholding been required, provided, however, that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that:

(i) the Holder or the beneficial owner of the Senior Note is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or is physically present in, the Taxing Jurisdiction or otherwise has some connection with the Taxing Jurisdiction other than the holding or ownership of a Senior Note, or the collection of any payment of (or in respect of) principal of, premium, if any, or interest on, any Senior Note,

(ii) except in the case of a winding-up of the Company in the United Kingdom, the relevant Senior Note is presented (where presentation is required) for payment in the United Kingdom,

(iii) the relevant Senior Note is presented (where presentation is required) for payment more than 30 days after the date payment became due or was

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provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period,

(iv) the Holder or the beneficial owner of the relevant Senior Note or the beneficial owner of any payment of (or in respect of) principal of, premium, if any, or interest, on such Senior Note failed to comply with a request of the Company or its liquidator or other authorized person addressed to the Holder (x) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (y) to make any declaration or other similar claim to satisfy any requirement, which in the case of (x) or (y), is required or imposed by a statute, treaty, regulation or administrative practice of the Taxing Jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge,

(v) the withholding or deduction is imposed on a payment to or for the benefit of an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such directive,

(vi) the Senior Note is presented (where presentation is required) for payment by or on behalf of a Holder who would have been able to avoid such withholding or deduction by presenting (where presentation is required) the Senior Note to another paying agent in a Member State of the European Union, or

(vii) any combination of clauses (i) through (vi) above,

nor shall Additional Amounts be paid with respect to the principal of, premium on, and interest on, the Senior Note to any Holder who is a fiduciary or partnership or settlor with respect to such fiduciary or a member of such partnership other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any Taxing Jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the holder.

References herein to the payment of the principal of or interest on any Senior Note shall be deemed to include mention of the payment of Additional Amounts provided for in the foregoing paragraph to the extent that, in such

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context, Additional Amounts are, were or would be payable under the foregoing provisions.

The Senior Notes of this series are redeemable, as a whole but not in part, at the option of the Company or the Guarantor, on not less than 30 nor more than 60 days’ notice, on any Payment Date, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, in respect of the Senior Notes to the date fixed for redemption, if, at any time, the Company or the Guarantor shall determine that as a result of a change in or amendment to the laws or regulations of the Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or any change in the official application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective on or after January 21, 2011:

(a) in making payment under the Senior Notes, the Company or the Guarantor has or will or would on the next Interest Payment Date become obligated to pay Additional Amounts;

(b) the payment of interest on the next Payment Date in respect of any of the Senior Notes would be treated as a “distribution” within the meaning of Chapter 2 of Part 23 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being); or

(c) on the next Payment Date the Company (or, if applicable, the Guarantor) would not be entitled to claim a deduction in respect of such payment of interest in computing its United Kingdom taxation liabilities (or the value of such deduction to the Company would be materially reduced).

In any case where the Company or the Guarantor shall determine that as a result of any change in the official application or interpretation of any laws or regulations it is entitled to redeem the Senior Notes of this series, the Company or the Guarantor shall be required to deliver to the Trustee prior to the giving of any notice of redemption a written legal opinion of independent United Kingdom counsel of recognized standing (selected by the Company or, if applicable, the Guarantor) in a form satisfactory to the Trustee confirming that the relevant change in the official application or interpretation of such laws or regulations has occurred and that the Company or, if applicable, the Guarantor is entitled to exercise its right of redemption.

If the Company or the Guarantor elects to redeem the Senior Notes of this series, the Senior Notes will cease to accrue interest from the date of redemption, provided the redemption price has been paid in accordance with the Indenture.

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Upon payment of (i) the amount of principal (and premium, if any) so declared due and payable and (ii) accrued and unpaid interest, all of the Company’s (or, if applicable, the Guarantor’s) obligations in respect of the payment of the principal of (and premium, if any), and accrued and unpaid interest on, the Senior Notes of this series shall terminate.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Senior Debt Securities of each series to be affected thereby by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Senior Debt Securities at the time outstanding of each such series.  The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the outstanding Senior Debt Securities of each series, on behalf of the Holders of all Senior Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay, if and when due and payable, the principal of (and premium, if any), and interest on, this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Senior Note of this series will have the right to institute any proceeding with respect to the Indenture, this Senior Note or any remedy thereunder; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal or interest as and when the same shall have become due and payable in accordance with the terms hereof and the Indenture.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the right of the Holder of this Senior Note, which is absolute and unconditional, to receive payment of the principal of (and premium, if any), and interest on, this Senior Note when due and payable in accordance with the provisions of this Senior Note and the Indenture.

This Senior Note will be governed by the laws of the State of New York.

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Unless otherwise defined herein, all terms used in this Senior Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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FORM OF GLOBAL NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 539473AH1
ISIN No. US539473AH14

LLOYDS TSB BANK plc

6.375% SENIOR NOTE DUE JANUARY 21, 2021

Guaranteed by
LLOYDS BANKING GROUP plc

No. 1	$500,000,000

LLOYDS TSB BANK plc (herein called the “Company,” which term includes any successor person under the Indenture (as defined on the reverse hereof)), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $500,000,000 (five hundred million dollars) on January 21, 2021 or on such earlier date as the principal hereof may become due in accordance with the terms hereof and to pay interest thereon semi-annually in arrears on January 21 and July 21 of each year, commencing July 21, 2011, and ending on January 21, 2021 (each, a “Payment Date”). Interest so payable on any Payment Date shall be paid to the holder in whose name this Note is registered on the sixth day of each January and July (each a “Regular Record

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Date”),  commencing July 6, 2011.  Any interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date is herein called “Default Interest”. Default Interest shall cease to be payable to the registered holder on the relevant Regular Record Date by virtue then of having been such holder, and such Default Interest may be paid by the Company, at its election in each case, as provided in clause (x) or (y) below: (x) the Company may elect to make payment of any Default Interest to registered holders at the close of business on a Special Record Date (a “Special Record Date”) for the payment of such Default Interest, such Special Record Date to be fixed in accordance with Section 3.07(a) of the Indenture or, (y) the Company may make payment of any Default Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment, such manner of payment shall be deemed practicable by the Trustee.

Interest shall accrue on this Senior Note from day to day from the date of issuance hereof or from the most recent Payment Date at the rate of 6.375% per annum, until the principal amount hereof is paid or made available for payment.

Payments of interest on this Senior Note shall be computed on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed in such period.

Payment of the principal amount of (and premium, if any), and any interest on, this Senior Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Such payment shall be made to the Holder including through a Paying Agent of the Company outside the United Kingdom for collection by the Holder.  If the date for payment of the principal amount hereof (and premium, if any) or interest thereon is not a Business Day, then (subject as provided in the Indenture) such payment shall be made on the next succeeding Business Day with the same force and effect as if made on such date for payment and without any interest or other payment in respect of such delay.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner of such Senior Note for the purpose of receiving payment of principal and interest, if any, on such Senior Note and for all other purposes whatsoever, whether or not such

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Senior Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Reference is hereby made to the further provisions of this Senior Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this Senior Note to be duly executed.

Dated: January 21, 2011

Executed by LLOYDS TSB BANK PLC at

By:
Name:
Title: Authorized Signatory

Name:
Title: Authorized Signatory

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GUARANTEE OF LLOYDS BANKING GROUP plc

LLOYDS BANKING GROUP plc (herein called the “Guarantor,” which term includes any successor person under the Indenture (as defined on the reverse hereof)) hereby unconditionally guarantees (the “Guarantee”) to each holder of this Senior Debt Security the due and punctual payment of the principal of, any premium and interest on, and any Additional Amounts with respect to such Senior Debt Security and the due and punctual payment of the sinking fund payments (if any) provided for pursuant to the terms of such Senior Debt Security and any and all amounts under the Indenture (including but not limited to, the fees, expenses and indemnities of the Trustee), when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Senior Debt Security and of the Indenture.  In case of the failure of the Company punctually to pay any such principal, premium, interest, Additional Amounts or sinking fund payment and any and all amounts under the Indenture, (including but not limited to, the fees, expenses and indemnities of the Trustee) the Guarantor hereby agrees to pay, or cause any such payment to be made, punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Company in accordance with the terms of such Senior Debt Security and of the Indenture.

Unless otherwise defined herein, all terms used in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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IN WITNESS WHEREOF, the Guarantor has caused this guarantee to be duly executed.

Dated: January 21, 2011

Executed by LLOYDS BANKING GROUP PLC at

By:
Name:
Title: Authorized Signatory

Name:
Title: Authorized Signatory

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CERTIFICATE OF AUTHENTICATION

This is one of the Senior Notes of the series designated herein referred to in the within-mentioned Indenture.

Dated: January 21, 2011

THE BANK OF NEW YORK MELLON as Trustee

By:
Authorized Signatory

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This Senior Note is one of a duly authorized issue of securities of the Company (herein called the “Senior Notes”) issued and to be issued in one or more series under an Indenture, dated as of January 21, 2011 (herein called the “Indenture”), among the Company, as issuer, the Guarantor, as guarantor, and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Senior Notes and of the terms upon which the Senior Notes are, and are to be, authenticated and delivered.

This Senior Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $2,500,000,000.  The Company may, without the consent of the holders of the Senior Notes, issue additional Senior Notes having the same ranking and interest rate, maturity date, redemption terms and other terms as the Senior Notes except for the price to the public and issue date, provided that such further notes must be issued with no more than a de minimis original issue discount for U.S. federal income tax purposes or constitute a “qualified reopening” for U.S. federal income tax purposes.  Any such Senior Notes, together with this Note, will constitute a single series of securities under the Indenture.  The Senior Notes will initially be issued in the form of one or more global Senior Notes (each, a “Global Senior Note”).  Except as provided in the Indenture, a Global Senior Note shall not be exchangeable for one or more definitive Senior Notes.

The Senior Notes of this series will constitute unsecured and unsubordinated obligations of the Company and the Guarantor, as described herein, and will rank pari passu without any preference among themselves.

If an Event of Default with respect to the Senior Notes of this series shall have occurred and be continuing, the Trustee or the Holder or Holders of not less than 25% in aggregate principal amount of the Outstanding Senior Notes of this series may declare the principal amount of, and any accrued interest on, all the Senior Notes to be due and payable immediately, in the manner, with the effect and subject to the conditions provided in the Indenture.

If an Event of Default with respect to the Senior Notes of this series shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of Holders of Senior Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power

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granted thereon, or to enforce any other proper remedy, including the institution of proceedings in England or Scotland (but not elsewhere) for the winding up of the Company or the Guarantor, respectively.

By acceptance of the Senior Notes of this series, the Holder will be deemed to have waived any right of set-off or counterclaim with respect to such Senior Notes that they might otherwise have against the Company or the Guarantor, whether before or during a winding-up of the Company or the Guarantor.

Subject to the provisions of this paragraph, all amounts of principal and interest on any Senior Notes of this Series will be paid by the Company without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholding now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law.  If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholdings shall at any time be required by the Taxing Jurisdiction, the Company will pay such additional amounts of, or in respect of, the principal amount of, premium, if any, and interest on, the Senior Notes of this series (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders after such deduction or withholding shall equal the respective amounts of principal, premium, if any, and interest which would have been payable in respect of such Senior Notes had no such deduction or withholding been required, provided, however, that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that:

(i) the Holder or the beneficial owner of the Senior Note is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or is physically present in, the Taxing Jurisdiction or otherwise has some connection with the Taxing Jurisdiction other than the holding or ownership of a Senior Note, or the collection of any payment of (or in respect of) principal of, premium, if any, or interest on, any Senior Note,

(ii) except in the case of a winding-up of the Company in the United Kingdom, the relevant Senior Note is presented (where presentation is required) for payment in the United Kingdom,

(iii) the relevant Senior Note is presented (where presentation is required) for payment more than 30 days after the date payment became due or was

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provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period,

(iv) the Holder or the beneficial owner of the relevant Senior Note or the beneficial owner of any payment of (or in respect of) principal of, premium, if any, or interest, on such Senior Note failed to comply with a request of the Company or its liquidator or other authorized person addressed to the Holder (x) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (y) to make any declaration or other similar claim to satisfy any requirement, which in the case of (x) or (y), is required or imposed by a statute, treaty, regulation or administrative practice of the Taxing Jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge,

(v) the withholding or deduction is imposed on a payment to or for the benefit of an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such directive,

(vi) the Senior Note is presented (where presentation is required) for payment by or on behalf of a Holder who would have been able to avoid such withholding or deduction by presenting (where presentation is required) the Senior Note to another paying agent in a Member State of the European Union, or

(vii) any combination of clauses (i) through (vi) above,

nor shall Additional Amounts be paid with respect to the principal of, premium on, and interest on, the Senior Note to any Holder who is a fiduciary or partnership or settlor with respect to such fiduciary or a member of such partnership other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any Taxing Jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the holder.

References herein to the payment of the principal of or interest on any Senior Note shall be deemed to include mention of the payment of Additional Amounts provided for in the foregoing paragraph to the extent that, in such

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context, Additional Amounts are, were or would be payable under the foregoing provisions.

The Senior Notes of this series are redeemable, as a whole but not in part, at the option of the Company or the Guarantor, on not less than 30 nor more than 60 days’ notice, on any Payment Date, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, in respect of the Senior Notes to the date fixed for redemption, if, at any time, the Company or the Guarantor shall determine that as a result of a change in or amendment to the laws or regulations of the Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or any change in the official application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective on or after January 21, 2011:

(a) in making payment under the Senior Notes, the Company or the Guarantor has or will or would on the next Interest Payment Date become obligated to pay Additional Amounts;

(b) the payment of interest on the next Payment Date in respect of any of the Senior Notes would be treated as a “distribution” within the meaning of Chapter 2 of Part 23 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being); or

(c) on the next Payment Date the Company (or, if applicable, the Guarantor) would not be entitled to claim a deduction in respect of such payment of interest in computing its United Kingdom taxation liabilities (or the value of such deduction to the Company would be materially reduced).

In any case where the Company or the Guarantor shall determine that as a result of any change in the official application or interpretation of any laws or regulations it is entitled to redeem the Senior Notes of this series, the Company or the Guarantor shall be required to deliver to the Trustee prior to the giving of any notice of redemption a written legal opinion of independent United Kingdom counsel of recognized standing (selected by the Company or, if applicable, the Guarantor) in a form satisfactory to the Trustee confirming that the relevant change in the official application or interpretation of such laws or regulations has occurred and that the Company or, if applicable, the Guarantor is entitled to exercise its right of redemption.

If the Company or the Guarantor elects to redeem the Senior Notes of this series, the Senior Notes will cease to accrue interest from the date of redemption, provided the redemption price has been paid in accordance with the Indenture.

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11

Upon payment of (i) the amount of principal (and premium, if any) so declared due and payable and (ii) accrued and unpaid interest, all of the Company’s (or, if applicable, the Guarantor’s) obligations in respect of the payment of the principal of (and premium, if any), and accrued and unpaid interest on, the Senior Notes of this series shall terminate.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Senior Debt Securities of each series to be affected thereby by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Senior Debt Securities at the time outstanding of each such series.  The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the outstanding Senior Debt Securities of each series, on behalf of the Holders of all Senior Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay, if and when due and payable, the principal of (and premium, if any), and interest on, this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Senior Note of this series will have the right to institute any proceeding with respect to the Indenture, this Senior Note or any remedy thereunder; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal or interest as and when the same shall have become due and payable in accordance with the terms hereof and the Indenture.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the right of the Holder of this Senior Note, which is absolute and unconditional, to receive payment of the principal of (and premium, if any), and interest on, this Senior Note when due and payable in accordance with the provisions of this Senior Note and the Indenture.

This Senior Note will be governed by the laws of the State of New York.

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Unless otherwise defined herein, all terms used in this Senior Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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FORM OF GLOBAL NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF.  THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

CUSIP No. 539473AK4
ISIN No. US539473AK43

LLOYDS TSB BANK plc

FLOATING RATE NOTE DUE JANUARY 24, 2014

Guaranteed by
LLOYDS BANKING GROUP plc

No. 1	$500,000,000

LLOYDS TSB BANK plc (herein called the “Company,” which term includes any successor person under the Indenture (as defined on the reverse hereof)), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $500,000,000 (five hundred million dollars) on January 24, 2014 or on such earlier date as the principal hereof may become due in accordance with the terms hereof and to pay interest thereon on April 26, 2011 and thereafter quarterly in arrears on the 24th day of each January, April, July and October of each year, ending on January 24, 2014 (each, a “Floating Rate Interest Payment Date”). Interest so payable on any Floating Rate Interest Payment Date shall be paid to the holder in whose name this Note is

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registered on the 15th calendar day prior to the relevant Floating Rate Interest Payment Date (each a “Regular Record Date”).  Any interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date is herein called “Default Interest”. Default Interest shall cease to be payable to the registered holder on the relevant Regular Record Date by virtue then of having been such holder, and such Default Interest may be paid by the Company, at its election in each case, as provided in clause (x) or (y) below: (x) the Company may elect to make payment of any Default Interest to registered holders at the close of business on a Special Record Date (a “Special Record Date”) for the payment of such Default Interest, such Special Record Date to be fixed in accordance with Section 3.07(a) of the Indenture or, (y) the Company may make payment of any Default Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Senior Note may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment, such manner of payment shall be deemed practicable by the Trustee.

Interest shall accrue on this Senior Note from day to day from the date of issuance hereof or from the most recent Floating Rate Interest Payment Date until the principal amount hereof is paid or made available for payment.

Payments of interest on this Senior Note shall be computed on the basis of a 360-day year divided into twelve months of 30 days each and, in the case of an incomplete month, the actual number of days elapsed in such period.

Payment of the principal amount of (and premium, if any), and any interest on, this Senior Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  Such payment shall be made to the Holder including through a Paying Agent of the Company outside the United Kingdom for collection by the Holder.  If the date for payment of the principal amount (and premium, if any) hereof or interest thereon is not a Business Day, then (subject as provided in the Indenture) such payment shall be made on the next succeeding Business Day or as otherwise set out on the reverse of this Senior Note with the same force and effect as if made on such date for payment and without any interest or other payment in respect of such delay.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner of such Senior Note for the purpose of receiving payment of principal and interest, if any, on such Senior Note and for all other purposes whatsoever, whether or not such Senior Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

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Reference is hereby made to the further provisions of this Senior Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this Senior Note to be duly executed.

Dated: January 25, 2011

Executed by LLOYDS TSB BANK PLC

By:
Name:
Title: Authorized Signatory

Name:
Title: Authorized Signatory

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GUARANTEE OF LLOYDS BANKING GROUP plc

LLOYDS BANKING GROUP plc (herein called the “Guarantor,” which term includes any successor person under the Indenture (as defined on the reverse hereof)) hereby unconditionally guarantees (the “Guarantee”) to each holder of this Senior Note the due and punctual payment of the principal of, any premium and interest on, and any Additional Amounts with respect to such Senior Note and the due and punctual payment of the sinking fund payments (if any) provided for pursuant to the terms of such Senior Note and any and all amounts under the Indenture (including but not limited to, the fees, expenses and indemnities of the Trustee), when and as the same shall become due and payable, whether at maturity, by acceleration, redemption, repayment or otherwise, in accordance with the terms of such Senior Note and of the Indenture.  In case of the failure of the Company punctually to pay any such principal, premium, interest, Additional Amounts or sinking fund payment and any and all amounts under the Indenture, (including but not limited to, the fees, expenses and indemnities of the Trustee) the Guarantor hereby agrees to pay, or cause any such payment to be made, punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by the Company in accordance with the terms of such Senior Note and of the Indenture.

Unless otherwise defined herein, all terms used in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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IN WITNESS WHEREOF, the Guarantor has caused this guarantee to be duly executed.

Dated: January 25, 2011

Executed by LLOYDS BANKING GROUP PLC

By:
Name:
Title: Authorized Signatory

Name:
Title: Authorized Signatory

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CERTIFICATE OF AUTHENTICATION

This is one of the Senior Notes of the series designated herein referred to in the within-mentioned Indenture.

Dated: January 25, 2011

THE BANK OF NEW YORK MELLON as Trustee

By:
Authorized Signatory

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This Senior Note is one of a duly authorized issue of securities of the Company (herein called the “Senior Notes”) issued and to be issued in one or more series under an Indenture, dated as of January 21, 2011 (herein called the “Indenture”), among the Company, as issuer, the Guarantor, as guarantor, and The Bank of New York Mellon, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Senior Notes and of the terms upon which the Senior Notes are, and are to be, authenticated and delivered.

This Senior Note is one of the series designated on the face hereof, initially limited in aggregate principal amount to $2,000,000,000.  The Company may, without the consent of the holders of the Senior Notes, issue additional Senior Notes having the same ranking and interest rate, maturity date, redemption terms and other terms as the Senior Notes except for the price to the public and issue date, provided that such further notes must be issued with no more than a de minimis original issue discount for U.S. federal income tax purposes or constitute a “qualified reopening” for U.S. federal income tax purposes.  Any such Senior Notes, together with this Note, will constitute a single series of securities under the Indenture.  The Senior Notes will initially be issued in the form of one or more global Senior Notes (each, a “Global Senior Note”).  Except as provided in the Indenture, a Global Senior Note shall not be exchangeable for one or more definitive Senior Notes.

The Senior Notes of this series will constitute unsecured and unsubordinated obligations of the Company and the Guarantor, as described herein, and will rank pari passu without any preference among themselves.

The interest rate for each Floating Rate Interest Period (as defined below) other than the initial Interest Period will be LIBOR (as defined below) as determined on the applicable Interest Determination Date (as defined below) plus the Spread (as defined below), in each case calculated on the basis of a 360-day year and the actual number of days elapsed. The “Spread” is 235 basis points. The interest rate for the initial Interest Period will be 2.65313%.

Interest on the Senior Notes will be paid on April 26, 2011 and thereafter quarterly in arrears on 24th day of each January, April, July and October of each year (together with the initial payment date, each a “Floating Rate Interest Payment Date”). However, if a Floating Rate Interest Payment Date would fall on a day that is not a business day, other than the Floating Rate Interest Payment Date that is also the date of maturity, the Floating Rate Interest Payment Date will

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be postponed to the next succeeding day that is a business day and interest thereon will continue to accrue, except that if the business day falls in the next succeeding calendar month, the applicable Floating Rate Interest Payment Date will be the immediately preceding business day. In each such case, except for the Floating Rate Interest Payment Date falling on the maturity date, the Floating Rate Interest Periods and the Interest Reset Dates (as defined below) will be adjusted accordingly to calculate the amount of interest payable on the notes.

The initial interest rate will be reset on April 26, 2011 and thereafter the interest rate will be reset on January 24, April 24, July 24 and October 24 of each year (together with the initial interest reset date, each an “Interest Reset Date”). However, if any Interest Reset Date would otherwise be a day that is not a business day, that Interest Reset Date will be postponed to the next succeeding day that is a business day, except that if the business day falls in the next succeeding calendar month, the applicable Interest Reset Date will be the immediately preceding business day.

The initial interest period will be the period from and including the original issue date to but excluding the immediately succeeding Floating Rate Interest Payment Date. Thereafter, the interest periods will be the periods from and including a Floating Rate Interest Payment Date to but excluding the immediately succeeding Floating Rate Interest Payment Date (together with the initial interest period, each a “Floating Rate Interest Period”). However, the final Floating Rate Interest Period will be the period from and including the Floating Rate Interest Payment Date immediately preceding the maturity date to but excluding the maturity date.

The calculation agent in respect of the Senior Notes will determine LIBOR (as defined below) for each Floating Rate Interest Period other than the initial Floating Rate Interest Period at approximately 11:00 a.m., London time on the second London business day prior to the first day of such Floating Rate Interest Period (an “Interest Determination Date”).

“LIBOR” means, with respect to any Floating Rate Interest Period, the offered rate for deposits of US dollars having a maturity of three months that appears on the Reuters Screen LIBOR01 display page, or any successor page, on Reuters or any successor service (or any such other service(s) as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for US dollar deposits) (the “Designated LIBOR Page”) as of 11:00 a.m., London time, on the Interest Determination Date.

If no rate appears on the Designated LIBOR Page, LIBOR will be determined for such Interest Determination Date on the basis of the rates at

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approximately 11:00 a.m., London time, on such Interest Determination Date at which deposits in US dollars are offered to prime banks in the London inter-bank market by four major banks in such market selected by the calculation agent, after consultation with us, for a term of three months and in a principal amount equal to an amount that in the judgment of the calculation agent is representative for a single transaction in US dollars in such market at such time (a “Representative Amount”). The calculation agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for such  Floating Rate Interest Period will be the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five-millionths of a percentage point rounded upwards) of such quotations. If fewer than two such quotations are provided, LIBOR for such  Floating Rate Interest Period will be the arithmetic mean (rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point, with five millionths of a percentage point rounded upwards) of the rates quoted at approximately 11:00 a.m. in the City of New York on such Interest Determination Date by three major banks in New York City, selected by the calculation agent, after consultation with us, for loans in US dollars to leading European banks, for a term of three months and in a Representative Amount. If at least two such quotations are provided, the LIBOR for such Floating Rate Interest Period will be the arithmetic mean of such quotations.  If fewer than two quotations are provided, then the LIBOR for such Floating Rate Interest Period will be the LIBOR in effect with respect to the immediately preceding Floating Rate Interest Period.

All calculations of the calculation agent, in the absence of manifest error, will be conclusive for all purposes and binding on the Company and Holders of the Senior Notes.

The interest rate on the Senior Notes will in no event be higher than the maximum rate permitted by law.

If an Event of Default with respect to the Senior Notes of this series shall have occurred and be continuing, the Trustee or the Holder or Holders of not less than 25% in aggregate principal amount of the Outstanding Senior Notes of this series may declare the principal amount of, and any accrued interest on, all the Senior Notes to be due and payable immediately, in the manner, with the effect and subject to the conditions provided in the Indenture.

If an Event of Default with respect to the Senior Notes of this series shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of Holders of Senior Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any

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covenant or agreement in the Indenture or in aid of the exercise of any power granted thereon, or to enforce any other proper remedy, including the institution of proceedings in England or Scotland (but not elsewhere) for the winding up of the Company or the Guarantor, respectively.

By acceptance of the Senior Notes of this series, the Holder will be deemed to have waived any right of set-off or counterclaim with respect to such Senior Notes that they might otherwise have against the Company or the Guarantor, whether before or during a winding-up of the Company or the Guarantor.

Subject to the provisions of this paragraph, all amounts of principal and interest on any Senior Notes of this Series will be paid by the Company without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholding now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or authority thereof or therein having the power to tax (the “Taxing Jurisdiction”), unless such deduction or withholding is required by law.  If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholdings shall at any time be required by the Taxing Jurisdiction, the Company will pay such additional amounts of, or in respect of, the principal amount of, premium, if any, and interest on, the Senior Notes of this series (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders after such deduction or withholding shall equal the respective amounts of principal, premium, if any, and interest which would have been payable in respect of such Senior Notes had no such deduction or withholding been required, provided, however, that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that:

(i) the Holder or the beneficial owner of the Senior Note is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or is physically present in, the Taxing Jurisdiction or otherwise has some connection with the Taxing Jurisdiction other than the holding or ownership of a Senior Note, or the collection of any payment of (or in respect of) principal of, premium, if any, or interest on, any Senior Note,

(ii) except in the case of a winding-up of the Company in the United Kingdom, the relevant Senior Note is presented (where presentation is required) for payment in the United Kingdom,

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(iii) the relevant Senior Note is presented (where presentation is required) for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period,

(iv) the Holder or the beneficial owner of the relevant Senior Note or the beneficial owner of any payment of (or in respect of) principal of, premium, if any, or interest, on such Senior Note failed to comply with a request of the Company or its liquidator or other authorized person addressed to the Holder (x) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (y) to make any declaration or other similar claim to satisfy any requirement, which in the case of (x) or (y), is required or imposed by a statute, treaty, regulation or administrative practice of the Taxing Jurisdiction as a precondition to exemption from all or part of such tax, assessment or other governmental charge,

(v) the withholding or deduction is imposed on a payment to or for the benefit of an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such directive,

(vi) the Senior Note is presented (where presentation is required) for payment by or on behalf of a Holder who would have been able to avoid such withholding or deduction by presenting (where presentation is required) the Senior Note to another paying agent in a Member State of the European Union, or

(vii) any combination of clauses (i) through (vi) above,

nor shall Additional Amounts be paid with respect to the principal of, premium on and interest on, the Senior Note to any Holder who is a fiduciary or partnership or settlor with respect to such fiduciary or a member of such partnership other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of any Taxing Jurisdiction to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to such Additional Amounts, had it been the holder.

References herein to the payment of the principal of or interest on any Senior Note shall be deemed to include mention of the payment of Additional Amounts provided for in the foregoing paragraph to the extent that, in such

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context, Additional Amounts are, were or would be payable under the foregoing provisions.

The Senior Notes of this series are redeemable, as a whole but not in part, at the option of the Company or the Guarantor, on not less than 30 nor more than 60 days’ notice, on any Floating Rate Interest Payment Date, at a redemption price equal to 100% of the principal amount, together with accrued but unpaid interest, in respect of the Senior Notes to the date fixed for redemption, if, at any time, the Company or the Guarantor shall determine that as a result of a change in or amendment to the laws or regulations of the Taxing Jurisdiction (including any treaty to which such Taxing Jurisdiction is a party), or any change in the official application or interpretation of such laws or regulations (including a decision of any court or tribunal) which change or amendment becomes effective on or after January 24, 2014:

(a) in making payment under the Senior Notes, the Company (or, if applicable, the Guarantor) has or will or would on the next Floating Rate Interest Payment Date become obligated to pay Additional Amounts;

(b) the payment of interest on the next Floating Rate Interest Payment Date in respect of any of the Senior Notes would be treated as a “distribution” within the meaning of Chapter 2 of Part 23 of the Corporation Tax Act 2010 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being); or

(c) on the next Floating Rate Interest Payment Date the Company (or, if applicable, the Guarantor) would not be entitled to claim a deduction in respect of such payment of interest in computing its United Kingdom taxation liabilities (or the value of such deduction to the Company would be materially reduced).

In any case where the Company (or, if applicable, the Guarantor) shall determine that as a result of any change in the official application or interpretation of any laws or regulations it is entitled to redeem the Senior Notes of this series, the Company (or, if applicable, the Guarantor) shall be required to deliver to the Trustee prior to the giving of any notice of redemption a written legal opinion of independent United Kingdom counsel of recognized standing (selected by the Company (or, if applicable, the Guarantor)) in a form satisfactory to the Trustee confirming that the relevant change in the official application or interpretation of such laws or regulations has occurred and that the Company (or, if applicable, the Guarantor) is entitled to exercise its right of redemption.

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If the Company or the Guarantor elects to redeem the Senior Notes of this series, the Senior Notes will cease to accrue interest from the date of redemption, provided the redemption price has been paid in accordance with the Indenture.

Upon payment of (i) the amount of principal (and premium, if any) so declared due and payable and (ii) accrued and unpaid interest, all of the Company’s (or, if applicable, the Guarantor’s) obligations in respect of the payment of the principal of (and premium, if any), and accrued and unpaid interest on, the Senior Notes of this series shall terminate.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Senior Debt Securities of each series to be affected thereby by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Senior Debt Securities at the time outstanding of each such series.  The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the outstanding Senior Debt Securities of each series, on behalf of the Holders of all Senior Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay, if and when due and payable, the principal of (and premium, if any), and interest on, this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Senior Note of this series will have the right to institute any proceeding with respect to the Indenture, this Senior Note or any remedy thereunder; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal or interest as and when the same shall have become due and payable in accordance with the terms hereof and the Indenture.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the right of the Holder of this Senior Note, which is absolute and unconditional, to receive payment of the principal of (and

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premium, if any), and interest on, this Senior Note when due and payable in accordance with the provisions of this Senior Note and the Indenture.

This Senior Note will be governed by the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Senior Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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